                                 Exhibit (m)(2)

                           Form of Revised Schedule A
                                     to the
  Distribution and Shareholder Services Plan- Class A and Service Class Shares
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                                Schedule A to the
                   Distribution and Shareholder Services Plan
                      between One Group(R) Mutual Funds and
                           One Group Services Company

Name of Fund
------------

Class A Shares:

         Equity Income Fund (formerly Income Equity Fund)
         Mid Cap Value Fund (formerly Disciplined Value Fund)
         Mid Cap Growth Fund (formerly Growth Opportunities Fund)
         International Equity Index Fund
         Equity Index Fund
         Large Cap Value Fund (formerly Large Company Value Fund)
         Large Cap Growth Fund (formerly Large Company Growth Fund)
         Balance Fund (formerly Asset Allocation Fund)
         Diversified Equity Fund (formerly Value Growth Fund)
         Small Cap Growth Fund (formerly Small Capitalization Fund) Diversified Mid Cap Fund
         Small Cap Value Fund
         Diversified International Fund
         Market Expansion Index Fund
         Real Estate Fund
         Technology Fund
         Health Sciences Fund
         High Yield Bond Fund
         Bond Fund
         Income Bond Fund
         Short-Term Bond Fund (formerly Limited Volatility Bond Fund) Intermediate Bond Fund
         Government Bond Fund
         Ultra Short-Term Bond Fund (formerly Ultra Short-Term Income Fund) Mortgage Backed Securities Fund
         Treasury & Agency Fund
         Municipal Income Fund
         Intermediate Tax-Free Bond Fund
         Ohio Municipal Bond Fund
         West Virginia Municipal Bond Fund
         Kentucky Municipal Bond Fund
         Arizona Municipal Bond Fund
         Louisiana Municipal Bond Fund
         Texas Tax-Free Bond Fund
         Michigan Municipal Bond Fund
         Short-Term Municipal Bond Fund
         Tax-Free Bond Fund
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         Treasury Money Market Fund
         Treasury Only Money Market Fund
         Government Money Market Fund
         Tax Exempt Money Market Fund
         Institutional Prime Money Market Fund
         Investor Aggressive Growth Fund
         Investor Growth Fund
         Investor Growth and Income Fund
         Investor Balanced Fund
         Investor Conservative Growth Fund
         Investor Fixed Income Fund

Class A Money Market Shares:

         U.S. Treasury Securities Money Market Fund
         Prime Money Market Fund
         U.S Government Securities Money Market Fund
         Treasury Prime Money Market Fund
         Municipal Money Market Fund
         Ohio Municipal Money Market Fund
         Michigan Municipal Money Market Fund
         Cash Management Money Market Fund
         Treasury Cash Management Money Market Fund
         Treasury Prime Cash Management Money Market Fund
         U.S. Government Cash Management Money Market Fund
         Municipal Cash Management Money Market Fund

Service Class Shares:

         U.S. Treasury Securities Money Market Fund
         Prime Money Market Fund
         U.S Government Securities Money Market Fund
         Treasury Prime Money Market Fund
         Municipal Money Market Fund
         Ohio Municipal Money Market Fund
         Michigan Municipal Money Market Fund


One Group(R) Mutual Funds                   The One Group Services Company

By:                                         By:
   -------------------------------             ---------------------------------

Title:                                      Title:
      ----------------------------                ------------------------------

Date:                                       Date:
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